EXHIBIT 99.1

PRESENTATION

Analyst Presentation October 2005 Robert G. Phillips Michael A. Creel President & CEO Executive VP & CFO

Forward Looking Statements This presentation contains forward-looking statements and information that are based on Enterprise’s beliefs and those of its general partner, as well as assumptions made by and information currently available to them. When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the contemplated transaction and the plans and objectives of Enterprise for future operations, are intended to identify forward-looking statements. Although Enterprise and its general partner believes that such expectations reflected in such forward looking statements are reasonable, neither it nor its general partner can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those Enterprise anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on Enterprise’s results of operations and financial condition are: Fluctuations in oil, natural gas and NGL prices; A reduction in demand for its products by the petrochemical, refining or heating industries; A decline in the volumes of NGLs delivered by its facilities; The failure of its credit risk management efforts to adequately protect it against customer non-payment; Terrorist attacks aimed at its facilities; The failure to successfully integrate any future acquisitions; and The failure to realize the anticipated cost savings, synergies and other benefits of the merger with GulfTerra. Enterprise has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation also includes Non-GAAP financial measures. Please refer to the reconciliations of GAAP financial statements to Non-GAAP financial measures included in the back of this handout.

Strategic Update Record 3rd quarter performance includes benefits of GulfTerra merger Merger integration complete 2005 YTD G&A run-rate lower than plan Hedge to natural gas prices performed as expected Diversification benefits greater than expected Robust organic growth strategy underway Gulf of Mexico infrastructure play on-track Rocky Mountain region growth accelerating EPE initial public offering may have placed unexpected / unwarranted pressure on EPD Investor distinction will sort out over time Future consolidation opportunities will be evaluated based on distributable cash flow and growth profile to maximize accretion to EPD unitholders

Essence of Our Growth Strategy What makes EPD unique in the MLP sector Ability to grow substantially through organic investments as a result of strong business positions in key producing and consuming regions Diversified portfolio across geographic regions and businesses Generate higher return on investment plus upside due to integrated value chain Manage capital spending / raising to ensure balance sheet discipline Building a sustainable business model

M&A vs. Organic Growth Average midstream acquisition multiple increased from 7.6x (2002) to 10.1x (YTD 2005) Buyers paying high multiples on historically high cash flow streams Disciplined acquirers will wait out the cycle Organic projects generate higher risk adjusted cash returns (3x - 8x) Less competition Downstream economics add to returns Lower risk profile due to diversified portfolio Organic returns include dilutive effect of construction in progress capital EPD’s base business is strong enough to offset near term dilution of construction in progress while capturing greater long-term accretion to DCF EPD’s 3Q coverage ratio of 1.2x despite $925 million of capital spent YTD and 9% year over year increase in distributions to unitholders

Premier Network of Midstream Energy Assets 18,368 miles of natural gas pipeline 13,231 miles of NGL and petrochemical pipeline 813 miles of GOM crude oil pipeline 163 MMBbls of NGL storage capacity 23 Bcf of natural gas storage capacity 7 offshore hub platforms 16 fractionation plants 23 natural gas processing plants

Major Capital Projects Announced

Capital Project Summary(1) Diversified Portfolio of Capital Projects Capital Spending by Year (1) Included above are proposed projects that have not been announced by Enterprise but the company has a reasonable expectation they will be completed.

Hobbs Frac & MAPL Central Expansion MAPL Central System Expansion Complete 12” loops between Conway to Skellytown Project increases north-south capacity by 48 MBPD Hobbs Fractionator Project 75 MBPD Frac located on the site with Hobbs Pipeline Station New high rate purity ethane well at Hobbs Increase brine system capabilities and pond capacity New seals on Seminole Blue line for batching purity ethane Capital Requirements and Timing Central System Expansion - $80MM Hobbs Frac - $150MM Completions by end of 2nd quarter 2007 Major Benefits Enhance supply for Hobbs local markets: Rio Grande, Navajo Artesia and Western El Paso Optimize product value accessing higher market hub pricing Conway or Mont Belvieu Integrate with newly acquired Hutchinson KS storage facility

Mid-America & Seminole Pipelines MAPL expansion underway 50 MBPD increase $187MM project; in service 1Q 2007 Pipe and pumps ordered; environmental impact by December 2005; ROW grant and Notice To Proceed (NTP) by February 2006 Significant new sources of Rockies NGL’s developing Piceance Basin growing Jonah / Opal expansion BP announcement to spend $2+ billion at Echo Springs / Wamsutter Rate Activities Filed COS increase in May 2005 on Northern and Central systems Reduced tariff on Rockies system in July 2005 Negotiating settlement of COS filing and long-term incentive tariff

Ferrellgas Acquisition Completed August 1, 2005 Total capital: $156MM Acquisition - $144MM Pipeline - $12MM 6 MMBbls LPG storage 4 propane terminals Major Benefits Assets are on MAPL system Links Conway to Hobbs to Mont Belvieu 83% fee-based contracts

San Juan Gathering & Processing Record new well connects: 264 to date in 2005 vs. 250 in all of 2004 Expect to connect 325 wells in 2005%-of-index (POI) gathering agreements offset higher fuel costs on other assets System optimization projects largely completed Possible Chaco expansion after 2006

Gulf of Mexico Assets

Marco Polo Platform & Pipelines Currently processing approximately 20 MBPD of oil and 12 MMcf/d of natural gas from four wells at Marco Polo and one well at K2 The first K2 well is flowing approximately 15 MBPD of oil and 8 MMcf/d of gas Additional K2 and K2 North wells have been delayed by Hurricanes Katrina and Rita Two additional K2 wells, three K2 North wells and two Genghis Kahn wells to be brought online in 2006 By the end of 2006, Marco Polo platform and oil pipeline should be at or near capacity 2006 projected gross operating margin = $52MM 5 year average projected gross operating margin = $48MM

Cameron Highway Oil Pipeline Currently moving approximately 92 MBPD of oil from 6 wells at Holstein and 2 wells at Mad Dog Additional wells from Holstein and Mad Dog have been delayed by Hurricanes Katrina and Rita A new well from each of Holstein and Mad Dog is expected in 4th quarter 2005 Atlantis, Constitution and Ticonderoga are scheduled to begin flowing mid-2006 By the end of 2006, Cameron Highway should be moving over 300 MBPD of oil 2006 projected gross operating margin = $8MM 5 year average projected gross operating margin = $27MM

Constitution Oil & Gas Pipelines 70 miles of new 16” oil pipeline and 30 miles of new 16” gas pipeline Oil pipeline connections to Cameron Highway and Poseidon at SS332B Gas pipeline connects via subsea jumper to Anaconda system Oil and gas pipelines have been installed Connections to existing pipelines will be made this quarter First production from Constitution and Ticonderoga expected by mid-2006 100% of Constitution and 50% of Ticonderoga dedicated to Cameron Highway Expect flow rates of over 60 MBPD of oil and 35 MMcf/d of natural gas by end of 2006 2006 projected gross operating margin = $14MM 5 year average projected gross operating margin = $25MM

Independence Hub & Trail Project 850 MMcf/d semi-submersible production platform currently under construction Hull is approximately fifty percent complete with scheduled sail away in March of 2006 Topsides are approximately 60% complete Analyzing expansion to 1 Bcf/d to handle new discoveries in the area Independence Trail Pipeline is to be installed in early 2006 and the Hub platform in late 2006 5 year average projected gross operating margin = $137MM

Financial Overview

Nine Months Results

Impact on Gross Operating Margin Natural Gas to Crude Oil Price Ratio

Solid Capitalization Effective 69% fixed rate debt after Swaps Avg. interest rate - 5.45% Avg. life of debt - 10.7 years

Amended Revolving Credit Facility Increased facility to $1.25 billion from $750 million Includes accordion feature to accommodate an increase in facility to $1.4 billion Extended maturity to October 2010 from September 2009 Decreased borrowing rates by 37.5 bps based on current amount of debt outstanding Amended facility provides additional financial flexibility Support the partnership as it pursues growth objectives

Key Investment Considerations Strategically located assets serving the most prolific supply basins and areas of growing demand for our products and services in natural gas, NGLs and crude oil Leading integrated midstream asset base with strong competitive position Stable cash flows from fee-based services across the energy value chain Attractive organic growth opportunities to drive future distributions Proven track record of executing growth strategy History of cash distribution growth and superior returns Lower GP incentive distribution rights and long term, low cost debt result in reduced cost of capital Strong cash distribution coverage Experienced management team with substantial ownership and economic alignment with the limited partners

Analyst Presentation October 2005 Robert G. Phillips Michael A. Creel President & CEO Executive VP & CFO